Property And Equipment	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
Property And Equipment
PROPERTY AND EQUIPMENT

Property and equipment as of December 31, 2013 and 2012 consisted of the following (in millions):

	2013	2012
Drilling rigs and equipment	$15,839.0	$13,499.4
Other	101.0	89.1
Work in progress	1,558.5	2,148.6
	$17,498.5	$15,737.1

Drilling rigs and equipment increased $2.3 billion primarily due to ENSCO 8506, ENSCO DS-6 and ENSCO DS-7, which were placed into service during 2013, and capital upgrades to the rig fleet.

Work in progress decreased $590.1 million during 2013 primarily due to the aforementioned rigs that were placed into service, partially offset by the construction of four ultra-premium harsh environment jackup rigs, three ultra-deepwater drillships and one premium jackup rig. Work in progress as of December 31, 2013 primarily consisted of $627.2 million related to the construction of the ENSCO 120 Series ultra-premium harsh environment jackup rigs, $513.4 million related to the construction of ENSCO DS-8, ENSCO DS-9 and ENSCO DS-10 ultra-deepwater drillships, $43.7 million related to the construction of ENSCO 110 premium jackup rig and costs associated with various modification and enhancement projects.

Work in progress as of December 31, 2012 primarily consisted of $1.1 billion related to the construction of ENSCO DS-6, ENSCO DS-7, ENSCO DS-8 and ENSCO DS-9 ultra-deepwater drillships, $603.9 million related to the construction of ENSCO 8506 ultra-deepwater semisubmersible rig, $157.4 million related to the construction of the ENSCO 120 Series ultra-premium harsh environment jackup rigs and costs associated with various modification and enhancement projects.